UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

Kirby Corporation
(Exact name of Registrant as Specified in Charter)

Nevada	1-7615	74-1884980
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000, Houston, Texas	77007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 25, 2018, Kirby Corporation (“Kirby”) issued a press release announcing earnings for the first quarter ended March 31, 2018.  A copy of the press release is attached as Exhibit 99.1 to this report.

EBITDA, a non-GAAP financial measure, is used in the press release.  Kirby defines EBITDA as net earnings attributable to Kirby before interest expense, taxes on income, depreciation and amortization, and impairment of long-lived assets.  Kirby has historically evaluated its operating performance using numerous measures, one of which is EBITDA.  EBITDA is presented because of its wide acceptance as a financial indicator.  EBITDA is one of the performance measures used in Kirby’s incentive bonus plan.  EBITDA is also used by rating agencies in determining Kirby’s credit rating and by analysts publishing research reports on Kirby, as well as by investors and investment bankers generally in valuing companies.  A quantitative reconciliation of EBITDA to net earnings attributable to Kirby for the 2018 and 2017 first quarters is included in the press release.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2018, the Company amended its Bylaws, effective April 30, 2018, to provide that the Chairman of the Board of Directors is not considered an officer of the Company and that the President shall be the Chief Executive Officer of the Company.  A copy of the Bylaws, as amended, is attached as Exhibit 3.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Kirby held its Annual Meeting of Stockholders on April 24, 2018, at which the stockholders voted on the following matters:

1.          Barry E. Davis, Monte J. Miller and Joseph H. Pyne were elected Class II directors of Kirby to serve until the 2021 Annual Meeting of Stockholders by the following vote:

	For	Against	Abstain	Broker Non-Votes
Barry E. Davis	50,209,156	1,123,762	13,929	5,337,028
Monte J. Miller	49,798,141	1,534,711	13,995	5,337,028
Joseph H. Pyne	49,602,846	1,729,995	14,006	5,337,028

2.          The Audit Committee’s selection of KPMG LLP as Kirby’s independent registered public accounting firm for 2018 was ratified by the following vote:

For	56,395,600
Against	272,094
Abstain	16,181

3.          Advisory vote on the approval of the compensation of Kirby’s named executive officers:

For	49,563,452
Against	1,551,496
Abstain	231,139
Broker non-votes	5,337,028

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:
3.1	Kirby Corporation Bylaws
99.1	Press release dated April 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

	By:	/s/ William G. Harvey
William G. Harvey
Executive Vice President and Chief Financial Officer

Date: April 26, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	— Kirby Corporation Bylaws.

99.1	— Press release dated April 25, 2018.